c                                                                    Exhibit
99.1

                            Joint Filers' Signatures

WARBURG PINCUS PRIVATE EQUITY (E&P) XI-A
(BRIGHAM), LLC

By: Warburg Pincus Private Equity (E&P) XI-A,
    L.P., its sole member
By: Warburg Pincus (E&P) XI, L.P., its general
    partner
By: Warburg Pincus (E&P) XI LLC, its general
    partner
By: Warburg Pincus Partners (E&P) XI LLC, its sole
    member
By: Warburg Pincus Partners II (US), L.P., its
    managing member
By: Warburg Pincus & Company US, LLC, its
    general partner

By: /s/ Robert B. Knauss                          Date: 6/16/2020
-----------------------------------------------         -----------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS PRIVATE EQUITY (E&P) XI-A,
L.P.

By: Warburg Pincus (E&P) XI, L.P., its general
    partner
By: Warburg Pincus (E&P) XI LLC, its general
    partner
By: Warburg Pincus Partners (E&P) XI LLC, its sole
    member
By: Warburg Pincus Partners II (US), L.P., its
    managing member
By: Warburg Pincus & Company US, LLC, its
    general partner

By: /s/ Robert B. Knauss                          Date: 6/16/2020
-----------------------------------------------         -----------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS XI (E&P) PARTNERS-A
(BRIGHAM), LLC

By: Warburg Pincus XI (E&P) Partners-A, L.P., its
    sole member
By: Warburg Pincus (E&P) XI, L.P., its general
    partner
By: Warburg Pincus (E&P) XI LLC, its general
    partner
By: Warburg Pincus Partners (E&P) XI LLC, its sole
    member
By: Warburg Pincus Partners II (US), L.P., its
    managing member
By: Warburg Pincus & Company US, LLC, its
    general partner

By: /s/ Robert B. Knauss                          Date: 6/16/2020
-----------------------------------------------         -----------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS XI (E&P) PARTNERS-A, L.P.

By: Warburg Pincus (E&P) XI, L.P., its general
    partner
By: Warburg Pincus (E&P) XI LLC, its general
    partner
By: Warburg Pincus Partners (E&P) XI LLC, its sole
    member
By: Warburg Pincus Partners II (US), L.P., its
    managing member
By: Warburg Pincus & Company US, LLC, its
    general partner

By: /s/ Robert B. Knauss                          Date: 6/16/2020
-----------------------------------------------         -----------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WP BRIGHAM HOLDINGS, L.P.

By: Warburg Pincus (E&P) XI, L.P., its general
    partner
By: Warburg Pincus (E&P) XI LLC, its general
    partner
By: Warburg Pincus Partners (E&P) XI LLC, its sole
    member
By: Warburg Pincus Partners II (US), L.P., its
    managing member
By: Warburg Pincus & Company US, LLC, its
    general partner

By: /s/ Robert B. Knauss                          Date: 6/16/2020
-----------------------------------------------         -----------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS (E&P) XI, L.P.

By: Warburg Pincus (E&P) XI LLC, its general
    partner
By: Warburg Pincus Partners (E&P) XI LLC, its sole
    member
By: Warburg Pincus Partners II (US), L.P., its
    managing member
By: Warburg Pincus & Company US, LLC, its
    general partner

By: /s/ Robert B. Knauss                          Date: 6/16/2020
-----------------------------------------------         -----------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS PARTNERS (E&P) XI LLC

By: Warburg Pincus Partners II (US), L.P., its
    managing member
By: Warburg Pincus & Company US, LLC, its
    general partner

By: /s/ Robert B. Knauss                          Date: 6/16/2020
-----------------------------------------------         -----------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS (E&P) ENERGY LLC

By: Warburg Pincus Partners II (US), L.P., its
    managing member
By: Warburg Pincus & Company US, LLC, its
    general partner

By: /s/ Robert B. Knauss                          Date: 6/16/2020
-----------------------------------------------         -----------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS (E&P) ENERGY GP, L.P.

By: Warburg Pincus (E&P) Energy LLC, its general
    partner
By: Warburg Pincus Partners II (US), L.P., its
    managing member
By: Warburg Pincus & Company US, LLC, its
    general partner

By: /s/ Robert B. Knauss                          Date: 6/16/2020
-----------------------------------------------         -----------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WP ENERGY BRIGHAM HOLDINGS, L.P.

By: Warburg Pincus (E&P) Energy GP, L.P., its
    general partner
By: Warburg Pincus (E&P) Energy LLC, its general
    partner
By: Warburg Pincus Partners II (US), L.P., its
    managing member
By: Warburg Pincus & Company US, LLC, its
    general partner

By: /s/ Robert B. Knauss                          Date: 6/16/2020
-----------------------------------------------         -----------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WP ENERGY PARTNERS BRIGHAM HOLDINGS,
L.P.

By: Warburg Pincus (E&P) Energy GP, L.P., its
    general partner
By: Warburg Pincus (E&P) Energy LLC, its general
    partner
By: Warburg Pincus Partners II (US), L.P., its
    managing member
By: Warburg Pincus & Company US, LLC, its
    general partner

By: /s/ Robert B. Knauss                          Date: 6/16/2020
-----------------------------------------------         -----------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS ENERGY (E&P)-A (BRIGHAM),
LLC

By: Warburg Pincus Energy (E&P)-A, L.P., its
    managing member
By: Warburg Pincus (E&P) Energy GP, L.P., its
    general partner
By: Warburg Pincus (E&P) Energy LLC, its general
    partner
By: Warburg Pincus Partners II (US), L.P., its
    managing member
By: Warburg Pincus & Company US, LLC, its
    general partner

By: /s/ Robert B. Knauss                          Date: 6/16/2020
-----------------------------------------------         -----------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS ENERGY (E&P)-A, L.P.

By: Warburg Pincus (E&P) Energy GP, L.P., its general
    partner
By: Warburg Pincus (E&P) Energy LLC, its general
    partner
By: Warburg Pincus Partners II (US), L.P., its managing
    member
By: Warburg Pincus & Company US, LLC, its general
    partner

By: /s/ Robert B. Knauss                          Date: 6/16/2020
-----------------------------------------------         -----------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS ENERGY (E&P) PARTNERS-A
(BRIGHAM), LLC

By: Warburg Pincus Energy (E&P) Partners-A, L.P., its
    managing member
By: Warburg Pincus (E&P) Energy GP, L.P., its general
    partner
By: Warburg Pincus (E&P) Energy LLC, its general
    partner
By: Warburg Pincus Partners II (US), L.P., its managing
    member
By: Warburg Pincus & Company US, LLC, its general
    partner

By: /s/ Robert B. Knauss                          Date: 6/16/2020
-----------------------------------------------         -----------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS ENERGY (E&P) PARTNERS-A, L.P.

By: Warburg Pincus (E&P) Energy GP, L.P., its general
    partner
By: Warburg Pincus (E&P) Energy LLC, its general
    partner
By: Warburg Pincus Partners II (US), L.P., its managing
    member
By: Warburg Pincus & Company US, LLC, its general
    partner

By: /s/ Robert B. Knauss                          Date: 6/16/2020
-----------------------------------------------         -----------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS (E&P) XI LLC

By: Warburg Pincus Partners (E&P) XI LLC, its sole
    member
By: Warburg Pincus Partners II (US), L.P., its managing
    member
By: Warburg Pincus & Company US, LLC, its general
    partner

By: /s/ Robert B. Knauss                          Date: 6/16/2020
-----------------------------------------------         -----------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS & COMPANY US, LLC

By: /s/ Robert B. Knauss                          Date: 6/16/2020
-----------------------------------------------         -----------------------
Name: Robert B. Knauss
Title: Authorized Signatory

BRIGHAM PARENT HOLDINGS, L.P.

By: Warburg Pincus (E&P) XI, L.P., its general
    partner
By: Warburg Pincus (E&P) XI LLC, its general
    partner
By: Warburg Pincus Partners (E&P) XI LLC, its sole
    member
By: Warburg Pincus Partners II (US), L.P., its
    managing member
By: Warburg Pincus & Company US, LLC, its
    general partner

By: /s/ Robert B. Knauss                          Date: 6/16/2020
-----------------------------------------------         -----------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS PARTNERS II (US), L.P.

By: Warburg Pincus & Company US, LLC,
    its general partner

By: /s/ Robert B. Knauss                          Date: 6/16/2020
-----------------------------------------------         -----------------------
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS LLC

By: /s/ Robert B. Knauss                          Date: 6/16/2020
-----------------------------------------------         -----------------------
Name: Robert B. Knauss
Title: Managing Director